Exhibit 99.1.4

Joint Filing Agreement

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D and any amendments thereto with respect to the common stock beneficially owned by each of them, of Booz Allen Hamilton Holding Corporation, a Delaware corporation. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D and amendments thereto.

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IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 22nd day of June, 2012.

EXPLORER COINVEST, LLC
By:	TC Group Sub L.P., its managing member
By:	TC Group, L.L.C., its general partner
By:	Carlyle Holdings I L.P., its managing member
By:	Carlyle Holdings I GP Sub L.L.C., its general partner
By:	Carlyle Holdings I GP Inc., its managing member

By:	*
Name: Daniel D’Aniello
Title: Chairman

TC GROUP V MANAGING GP, L.L.C.
By:	TC Group Sub L.P., its managing member
By:	TC Group, L.L.C., its general partner
By:	Carlyle Holdings I L.P., its managing member
By:	Carlyle Holdings I GP Sub L.L.C., its general partner
By:	Carlyle Holdings I GP Inc., its managing member

By:	*
Name: Daniel D’Aniello
Title: Chairman

TC GROUP SUB L.P.
By:	TC Group, L.L.C., its general partner
By:	Carlyle Holdings I L.P., its managing member
By:	Carlyle Holdings I GP Sub L.L.C., its general partner
By:	Carlyle Holdings I GP Inc., its managing member

By:	*
Name: Daniel D’Aniello
Title: Chairman

TC GROUP, L.L.C.
By:	Carlyle Holdings I L.P., its managing member
By:	Carlyle Holdings I GP Sub L.L.C., its general partner
By:	Carlyle Holdings I GP Inc., its managing member

By:	*
Name: Daniel D’Aniello
Title: Chairman

CARLYLE HOLDINGS I L.P.
By:	Carlyle Holdings I GP Sub L.L.C., its general partner
By:	Carlyle Holdings I GP Inc., its managing member

By:	*
Name: Daniel D’Aniello
Title: Chairman

CARLYLE HOLDINGS I GP SUB L.L.C.
By:	Carlyle Holdings I GP Inc., its managing member

By:	*
Name: Daniel D’Aniello
Title: Chairman

CARLYLE HOLDINGS I GP INC.

By:	*
Name: Daniel D’Aniello
Title: Chairman

THE CARLYLE GROUP L.P.
By:	Carlyle Group Management L.L.C., its general partner

By:	*
Name: Daniel D’Aniello
Title: Chairman

CARLYLE GROUP MANAGEMENT L.L.C.

By:	*
Name: Daniel D’Aniello
Title: Chairman

CARLYLE PARTNERS V US, L.P.
By:	TC Group V US, L.P., as its general partner
By:	TC Group V US, L.L.C., as its general partner
By:	TC Group Investment Holdings, L.P., as its managing member
By:	TCG Holdings II, L.P., as its general partner
By:	DBD Investors V, L.L.C., as its general partner
By:	DBD Investors V Holdings, L.L.C., as its managing member

By:	*
	Name:	David M. Rubenstein
	Title:	Managing Director

TC GROUP V US, L.P.
By:	TC Group V US, L.L.C., as its general partner
By:	TC Group Investment Holdings, L.P., as its managing member
By:	TCG Holdings II, L.P., as its general partner
By:	DBD Investors V, L.L.C., as its general partner
By:	DBD Investors V Holdings, L.L.C., as its managing member

By:	*
	Name:	David M. Rubenstein
	Title:	Managing Director

TC GROUP V US, L.L.C.
By:	TC Group Investment Holdings, L.P., as its managing member
By:	TCG Holdings II, L.P., as its general partner
By:	DBD Investors V, L.L.C., as its general partner
By:	DBD Investors V Holdings, L.L.C., as its managing member

By:	*
	Name:	David M. Rubenstein
	Title:	Managing Director

TC GROUP INVESTMENT HOLDINGS, L.P.
By:	TCG Holdings II, L.P., as its general partner
By:	DBD Investors V, L.L.C., as its general partner
By:	DBD Investors V Holdings, L.L.C., as its managing member

By:	*
	Name:	David M. Rubenstein
	Title:	Managing Director

TCG HOLDINGS II, L.P.
By:	DBD Investors V, L.L.C., as its general partner
By:	DBD Investors V Holdings, L.L.C., as its managing member

By:	*
	Name:	David M. Rubenstein
	Title:	Managing Director

DBD INVESTORS V, L.L.C.
By:	DBD Investors V Holdings, L.L.C., as its managing member

By:	*
	Name:	David M. Rubenstein
	Title:	Managing Director

DBD INVESTORS V HOLDINGS, L.L.C.

By:	*
	Name:	David M. Rubenstein
	Title:	Managing Director

**
Ralph W. Shrader

**
Francis J. Henry, Jr.

**
Lloyd Howell, Jr.

**
Joseph Logue

**
Joseph W. Mahaffee

**
John D. Mayer

**
John M. McConnell

**
Robert S. Osborne

**
Patrick F. Peck

**
Horacio D. Rozanski

**
Samuel R. Strickland

**
Ronald T. Kadish

**
Gary D. Labovich

**
Richard J. Wilhelm

**
Karen M. Dahut

**
Elizabeth M. Thompson

*	The undersigned, by signing his name hereto, executes this Agreement pursuant to the Power of Attorney executed on behalf of the above-named entities and individuals.

By:	/s/ R. Rainey Hoffman
R. Rainey Hoffman
Attorney-in-Fact

**	The undersigned, by signing his name hereto, executes this Agreement pursuant to the Power of Attorney executed on behalf of the above-named entities and individuals.

By:	/s/ Terence Kaden
Terence Kaden
Attorney-in-Fact

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